Supplement dated August 14, 2009
to the
Class A Shares, Class B Shares, Class C Shares
and Class I Shares Prospectuses

Dated March 31, 2009
VAN KAMPEN TAX-EXEMPT TRUST,
on behalf of its series,
Van Kampen High Yield Municipal Fund

Dated April 30, 2009
VAN KAMPEN ENTERPRISE FUND,
as previously supplemented on April 30, 2009
VAN KAMPEN HARBOR FUND
VAN KAMPEN LIMITED DURATION FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN U.S. GOVERNMENT TRUST,
on behalf of its series,
Van Kampen U.S. Mortgage Fund

The Prospectuses are hereby supplemented as follows:

1)  The third sentence of the first paragraph of the section entitled “Purchase of Shares — General” is hereby deleted in its entirety and replaced with the following:

Class A Shares, Class B Shares and Class C Shares are generally available for purchase by investors through authorized dealers and Class I Shares are generally available for purchase by institutional investors or retirement accounts.

2)  Effective September 14, 2009, the first sentence of the eighth paragraph of the section entitled “Purchase of Shares — How to Buy Shares” is hereby deleted in its entirety and replaced with the following:

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for Class A Shares, Class B Shares and Class C Shares for regular accounts and retirement accounts;

and $50 for Class A Shares, Class B Shares and Class C Shares for accounts participating in a systematic investment program established directly with the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MULTIFNDSPT17 8/09